An MSR-Focused REIT Third Quarter Earnings Call Presentation October 28, 2025

Safe Harbor Statement 2 FORWARD-LOOKING STATEMENTS This presentation of Two Harbors Investment Corp., or TWO, includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended 2024, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to effectively execute and to realize the benefits of strategic transactions and initiatives we have pursued or may in the future pursue; our ability to manage various operational risks and costs associated with our business, including the risks associated with operating a mortgage loan servicer and originator; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage servicing rights (MSR) and to maintain our MSR portfolio; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. TWO does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in TWO’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward- looking statements concerning TWO or matters attributable to TWO or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Common Stock Dividend $0.34 Comprehensive Loss per Share $(0.77) Litigation Settlement Expense per Share(2) $(1.68) Investment Portfolio(3) $13.5b Quarter-End Economic Debt-to-Equity(4) 7.2x Note: Financial data throughout this presentation is as of or for the quarter ended September 30, 2025, unless otherwise noted. Per share metrics utilize basic common shares as the denominator. Reported metrics that exclude the company’s “litigation settlement expense” eliminate the impact of the litigation settlement expense of $175.1 million, or $1.68 per weighted average basic common share, recorded for the quarter ended September 30, 2025 related to the settlement agreement with the company’s former external manager. The $175.1 million litigation settlement expense recorded for the third quarter is the difference between the $375.0 million cash payment made to the company’s former external manager, less the related loss contingency accrual recorded in the second quarter of $199.9 million. The End Notes are an integral part of this presentation. See slides 30 through 34 at the back of this presentation for information related to certain financial metrics and defined terms used herein. Quarterly Financials Overview 3 Book Value per Share $11.04 Economic Return on Book Value(1) (6.3)% Economic Return on Book Value, Excluding Litigation Settlement Expense(1)(2) 7.6%

4 Markets Overview Positive Performance Across Fixed income • The Federal Reserve delivered a widely-anticipated 25 basis point cut to its benchmark rate in response to emerging downside risks in the labor market • Another 50 basis points of cuts by year-end is expected by market participants and aligns with the Federal Reserve’s guidance • Net changes across the yield curve were small over the quarter; 2-year yields declined by 11 basis points to 3.61% and 10-year yields declined by 8 basis points to 4.15% I. FED FUND RATE EXPECTATIONS(1) II. QUARTERLY YIELD CURVE CHANGE(1) 2yr Tsy -11bps 10yr Tsy -8bps

Over $52 million UPB in Originations Pipeline(1) $206 billion Serviced UPB 856,304 Loans Serviced Hedges Portfolio Direct-to-consumer protects value of TWO’s MSR portfolio when interest rates decline and refinancing activity increases more than expected Cost Efficiencies Focused on additional operational efficiencies to deliver lower cost-to- service per loan Additional Income Subservicing, direct-to-consumer originations, and ancillary products offer new sources of income RoundPoint Operations Update 5 $49.8 million UPB Funded First and Second Liens Direct-to-Consumer Originations Highlights Servicing Platform Highlights TWO + RoundPoint Benefits $60.1 million UPB Brokered Second Lien Loans $176 billion Owned Servicing UPB $30 billion Subserviced UPB Technology Drives Efficiencies and Experience AI in the Contact Center Deploying speech recognition, transcription and analysis help increase operational efficiency Automated Interactions Expanding to leverage AI for automated interactions via virtual agents, improve quality assurance, and streamline risk reviews AI-Driven Agent Assistance and Knowledge Bases Reduced call time and improved experiences through first call resolution, more accurate responses

$1,264.2 $(127.9) $61.0 $(13.3) $(35.7) $1.6 $1,149.9 June 30, 2025 Common Stockholders’ Equity GAAP Net Loss Other Comprehensive Income Preferred Stock Dividends Common Stock Dividends Other September 30, 2025 Common Stockholders’ Equity ($ in millions, except per share data) $12.14 per common share $11.04 per common share Represents Comprehensive Loss of $(80.2) million, or $(0.77) per common share Comprehensive Income of $94.9 million, or $0.91 per common share, excluding litigation settlement expense(1) Declared common stock dividend of $0.34 per share Increase Decrease Total Book Value Summary 6 (6.3)% quarterly economic return on book value(2) 7.6% quarterly economic return on book value, excluding third quarter litigation settlement expense(1)(2) Note: Reported metrics that exclude the company’s “litigation settlement expense” eliminate the impact of the litigation settlement expense of $175.1 million, or $1.68 per weighted average basic common share, recorded for the quarter ended September 30, 2025 related to the settlement agreement with the company’s former external manager. The $175.1 million litigation settlement expense recorded for the third quarter is the difference between the $375.0 million cash payment made to the company’s former external manager, less the related loss contingency accrual recorded in the second quarter of $199.9 million. $47.2 million, excluding $175.1 million litigation settlement expense(1)

$139.2 $8.8 $5.7 $(44.3) $(175.1) $(1.2) $(13.3) $(80.2) $136.4 $(102.5) $1.8 $(42.8) $(199.9) $(1.6) $(13.2) $(221.8) Q3 2025 Q2 2025 Net Interest and Servicing Income Mark-to-Market Gains and Losses Other Income Operating Expenses Litigation Settlement Expense Tax Provision Preferred Stock Dividends Comprehensive Loss Comprehensive Income (Loss) Summary 7 ($ in millions, except per share data) Q3 Comprehensive Loss of $(0.77) per weighted average common share Slightly higher operating expenses, primarily from litigation legal fees Includes income related to originations Positive market movement on Agency RMBS and TBAs, partially offset by unfavorable market movement on MSR and futures Increase in net interest and servicing income driven by higher float and servicing fee income and lower financing costs, partially offset by lower interest income on Agency RMBS (1) (2)

• $1.6 billion of outstanding borrowings under bilateral MSR asset financing facilities • $939 million of unused MSR asset financing capacity; $127 million committed and $812 million uncommitted • $73 million outstanding borrowings and $78 million of unused, committed capacity for servicing advance receivables BALANCE SHEET AS OF SEPTEMBER 30, 2025 • $6.4 billion of outstanding repurchase agreements with 16 counterparties • Weighted average days to maturity of 88 days Av er ag e R ep o R at e - S O FR (b ps ) 3-month 6-month Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 0 20 40(1) Agency RMBS $6.5 billion MSR $2.6 billion Cash & cash equivalents $0.8 billion All other assets $1.0 billion Agency RMBS repurchase agreements $6.4 billion MSR financing $1.7 billion All other liabilities $0.7 billion Preferred equity $0.6 billion Common equity $1.1 billion Senior/convertible notes $0.4 billion 2021 2022 2023 2024 Financing Profile 8 AGENCY RMBS MORTGAGE SERVICING RIGHTS 2025

At September 30, 2025, $13.5 billion portfolio Includes $9.1 billion settled positions M ar ke t Va lu e Eq ui va le nt s ($ b ill io ns ) Econom ic D ebt-To-Equity 7.4 8.6 8.4 6.5 4.4 3.0 3.0 4.4 3.0 3.0 3.0 2.6 6.5x 6.2x 7.0x 7.2x Agency Net TBA Position MSR Economic Debt-to-Equity 12/31/2024 3/31/2025 6/30/2025 9/30/2025 0 5 10 15 20 25 30 0.0x 2.0x 4.0x 6.0x 8.0x (3) (3) (2) 13.5 14.414.8 14.6 Note: Sensitivity data as of September 30, 2025. The above scenarios are provided for illustration purposes only and are not necessarily indicative of TWO’s financial condition and operating results, nor are they necessarily indicative of the financial condition or results of operations that may be expected for any future period or date. See Slide 18 in the Appendix for more information on our risk positioning. C ha ng e in c om m on bo ok v al ue (0.8)% (0.7)% (1.2)% (0.8)% 6/30/2025 9/30/2025 Up 25 basis points Down 25 basis points (2.0)% (1.0)% —% C ha ng e in c om m on bo ok v al ue (5.5)% 4.1% (4.5)% 2.3% 6/30/2025 9/30/2025 Up 25 basis points Down 25 basis points (8.0)% —% 8.0% 9 Portfolio Composition and Risk Positioning I. PORTFOLIO COMPOSITION(1) II. INTEREST RATE EXPOSURE(4) III. MORTGAGE SPREAD EXPOSURE(5)

10 Agency RMBS Investment Landscape POSITIVE PERFORMANCE OF RMBS DRIVEN BY LOWER VOLATILITY AND EXPECTED FED CUTS • Agency RMBS spreads tightened over the quarter as implied volatility normalized to longer-term averages, falling to the lowest level since early 2022 • Current coupon nominal and option-adjusted spreads (OAS) to swaps tightened by 26 and 14 basis points, respectively • Spreads across the coupon curve shifted down, mostly in parallel, and spread volatility remained low • Compared to earlier periods with similar implied volatility levels, nominal spreads are wider despite the tightening in Q3 • Mortgage spread volatility remained near the lows of this cycle, with demand from money managers and REITs absorbing supply I. RMBS SPREADS(1) II. NOMINAL SPREAD CURVE IS STEEP, OAS CURVE FLAT(2)

Coupon Ti ck s (3 2 nd s) TBAs TWO Specified Pools 3.0 3.5 4.0 4.5 5.0 5.5 6 6.5 0 10 20 30 40 50 60 TWO Specified Pools (Q3-2025)TBAs (Q3-2025)(5) TBAs (Q2-2025)(5) TWO Specified Pools (Q2-2025) Market Value(4) ($ billions) $— $— $0.18 $1.09 $1.47 $0.83 $1.63 $0.48 11 Agency RMBS Portfolio I. RMBS QUARTERLY PERFORMANCE II. SPECIFIED POOL PREPAYMENT SPEEDS(1) (2) (3) QUARTERLY HIGHLIGHTS • Hedged performance for Agency RMBS, across the coupon stack, was positive in the third quarter • For the coupons that TWO owned, specified pools outperformed TBAs, led by 4.5s and 5.0s(1) • Rotated lower in coupon by reducing position in 6-6.5% by approximately $1.8 billion and increasing 5-5.5% position by approximately $1.6 billion • Primary mortgage rates dropped to their lowest levels of 2025, resulting in increased prepayments in higher coupon securities • Weighted average specified pool portfolio prepayment speeds decreased to 8.3%, compared to 8.6% in the second quarter(1)

12 MSR Investment Landscape MSR MARKET CONTINUES TO BE WELL SUPPORTED • MSR market is well supported with bank and non-bank portfolios continuing to aggressively bid on bulk packages • Quarterly bulk volume remains lower than in prior years • With rates around 6.25%, about 3.2% of the UPB of TWO's MSR portfolio has 50 basis points or more of a rate incentive to refinance • Actual prepayment speeds continue to run below model speeds, a tailwind for this strategy I. BULK MSR BID VOLUME(1) II. COMPOSITION OF TWO MSR VS. CURRENT RATES(2)

UPB(3) ($ billions) $65.4 $29.3 $18.8 $11.0 $9.2 $7.2 $4.5 $3.6 $4.0 $2.1 QUARTERLY HIGHLIGHTS • Price multiple down slightly quarter-over-quarter to 5.8x from 5.9x in Q2 • Settled $698.2 million UPB through flow acquisitions and recapture • Sold $19.1 billion UPB of MSR on a servicing-retained basis; post quarter-end committed to sell an additional $10 billion UPB of MSR • Weighted average 3-month CPR increased to 6.0% CPR from 5.8% in Q2, reflecting its low gross weighted average coupon mortgage rate • 60+ day delinquencies remain low at 0.9% 9/30/2025 6/30/2025 Fair value ($ millions) $ 2,627 $ 3,016 Price multiple 5.8x 5.9x UPB ($ millions) $ 177,216 $ 200,363 Gross coupon rate 3.59% 3.53 % Current loan size ($ thousands) $ 329 $ 331 Original FICO(2) 760 760 Original Loan-to-Value (LTV) 73% 73% 60+ day delinquencies 0.9% 0.8 % Net servicing fee (bps) 25.4 25.4 Loan age (months) 60 57 3-month CPR 6.0% 5.8 % TWO MSR (Q3-2025)TBAs (Q3-2025)(4) TBAs (Q2-2025)(4) TWO MSR (Q2-2025) 13 MSR Portfolio I. MSR PORTFOLIO CHARACTERISTICS(1) II. 30-YEAR MSR PREPAYMENT SPEEDS

14 Return Potential and Outlook ATTRACTIVE RETURN OPPORTUNITIES FOR UNIQUELY POSITIONED PORTFOLIO As of September 30, 2025 PORTFOLIO MARKET VALUE ($ millions) INVESTED CAPITAL ALLOCATED(1) STATIC RETURN ESTIMATE(2) SERVICING MSR(3) 2,474 RMBS(4) 5,500 Total 7,974 68% 11% - 14% SECURITIES RMBS(4) 4,642 Other Securities 672 Total 5,314 32% 15% - 19% INVESTED CAPITAL ($ millions) TWO’s STATIC RETURN ESTIMATE(5) Total Portfolio Before Corporate and Tax Expenses 12.4% - 15.8% Corporate and Tax Expenses(6) (3.2)% - (3.2)% Total Return to Invested Capital 9.1% - 12.6% UNALLOCATED CAPITAL Convertible Notes 262 6.3% INVESTED CAPITAL Senior Notes 115 9.4% Preferred Equity(7) 622 8.4% Common Equity 1,150 9.5% - 15.2% Total Invested Capital 1,887 PROSPECTIVE QUARTERLY STATIC RETURN PER BASIC COMMON SHARE(8): $0.26 - $0.42 Note: This slide presents estimates for illustrative purposes only, using TWO’s base case assumptions (e.g., spreads, prepayment speeds, financing costs, leverage and expenses), and does not contemplate market- driven value changes, active portfolio management, or certain operating expenses. Actual results may differ materially.

15 The TWO Advantage Our size, expertise, and investment strategy differentiate us from other mREIT peers and investors in MSR. Market Presence: Our scale, expertise and ability to leverage our own servicer allows us to find attractive incremental investments in hedged MSR. Investment Strategy: Our portfolio is focused on hedged MSR. Ongoing enhancements at RoundPoint uniquely position us to share our return profile beyond just owning Agency RMBS. Market Environment: Our MSR is hundreds of basis points out of the money from being able to refinance, keeping prepayment risk low and generating stable cashflows over a wide range of market scenarios. Financing and Liquidity: We have a strong balance sheet and diversified financing for both MSR and Agency RMBS.

Appendix

Coupon (%) TBA Market Price(1) TBA Notional ($m) Specified Pools Par Value ($m)(2) MSR/ Agency IO UPB ($m)(3) Combined ($m) ZV to SOFR Spreads for Specified Pools(4) 3.5% $ 91.41 $ — $ — $ — $ — — 4.0% $ 94.27 — 189 — 189 97 4.5% $ 97.03 (100) 1,117 — 1,017 111 5.0% $ 99.20 2,609 1,467 (5,000) (924) 120 5.5% $ 100.85 2,917 815 (2,120) 1,612 146 6.0% $ 102.16 (601) 1,586 — 985 165 ≥ 6.5% $ 103.97 (417) 458 — 41 173 Total $ 4,408 $ 5,632 $ (7,120) $ 2,920 138 17 Effective Coupon Positioning Coupon U PB ( $ in b ill io ns ) Q3 2025 Q2 2025 3.5 4.0 4.5 5.0 5.5 6.0 ≥ 6.5 -2.0 -1.0 0.0 1.0 2.0 3.0 II. QUARTER-OVER-QUARTER CHANGE IN POSITIONINGI. EFFECTIVE COUPON POSITIONING Combined TBA, Specified Pool and MSR positioning by coupon

Note: Sensitivity data as of September 30, 2025. The above scenarios are provided for illustration purposes only and are not necessarily indicative of TWO’s financial condition and operating results, nor are they necessarily indicative of the financial condition or results of operations that may be expected for any future period or date. Book Value Exposure to Changes in Rates % Change in Common Book Value 2-Year Rate (basis points) 10-Year Rate (basis points) Agency P&I RMBS/TBA MSR/Agency IO RMBS(1) Other(2) Combined -25 0 Bull Steepener(3) 3.0% 0.8% (3.1) % 0.7% 0 -25 Bull Flattener(4) 5.8% (4.9) % (2.4) % (1.5) % -50 -50 Parallel Shift(5) 16.4% (9.2) % (11.2) % (4.0) % -25 -25 Parallel Shift(5) 8.8% (4.1) % (5.5) % (0.8) % 0 0 Base — % — % — % — % +25 +25 Parallel Shift(5) (9.9) % 3.5% 5.3% (1.2) % +50 +50 Parallel Shift(5) (20.9) % 6.5% 10.2% (4.2) % +25 0 Bear Flattener(3) (2.8) % (1.0) % 2.8% (1.0) % 0 +25 Bear Steepener(4) (7.1) % 4.5% 2.4% (0.2) % Book Value Exposure to Current Coupon Spread(6) % Change in Common Book Value Parallel Shift in Spreads (basis points) Agency P&I RMBS/TBA MSR/Agency IO RMBS(1) Combined -25 7.6% (5.3) % 2.3% 0 — % — % — % +25 (8.7) % 4.2% (4.5) % 18 Risk Positioning

19 Markets Overview I. QUARTERLY MORTGAGE PERFORMANCE(1) II. ACTUAL VS. IMPLIED VOLATILITY(2) III. MORTGAGE SPREAD VOLATILITY(3) IV. TWO MSR SPEEDS AND EXISTING HOME SALES(4)

$19.3 $(1.6) $64.9 $(221.8) $(80.2) Comprehensive Income ($ in millions) Q3-2024 Q4-2024 Q1-2025 Q2-2025 Q3-2025 $-300 $-150 $0 $150 $14.93 $14.47 $14.66 $12.14 $11.04 $0.45 $0.45 $0.45 $0.39 $0.34 Book Value ($) Dividend Declared ($) Q3-2024 Q4-2024 Q1-2025 Q2-2025 Q3-2025 $5.00 $10.00 $15.00 $20.00 1.3% —% 4.4% (14.5)% (6.3)% Quarterly Return on Book Value Q3-2024 Q4-2024 Q1-2025 Q2-2025 Q3-2025 -20% -10% 0% 10% 13.0% 15.2% 13.5% 14.5% 13.8% Dividend Yield Q3-2024 Q4-2024 Q1-2025 Q2-2025 Q3-2025 5% 10% 15% 20% 20 Financial Performance I. COMPREHENSIVE INCOME (LOSS) II. QUARTERLY ECONOMIC RETURN ON BOOK VALUE(1) III. DIVIDEND YIELD(2) IV. BOOK VALUE AND DIVIDEND PER COMMON SHARE(2)

$(23.5) $162.7 $44.8 $68.9 $(104.9) $(19.6) $156.0 $17.7 $(84.3) $(35.9) Q3 2025 Q2 2025 Net Interest Expense Net Servicing Income Investment Securities Gain and Change in OCI Net Swap and Other Derivative Gain (Loss) Servicing Asset Loss Net Interest and Servicing Income Net Interest, Servicing and Mark-to-Market Detail 21 ($ in millions, except per share data) Mark-to-Market Increase in net interest and servicing income driven by higher float and servicing fee income on a higher average UPB and lower financing costs, partially offset by lower interest income on Agency RMBS due to net sales Positive market movement on Agency RMBS and TBAs, partially offset by unfavorable market movement on MSR and futures driven by rally in rates and spread tightening

($ thousands) Portfolio Asset Type Measure Average Amortized Cost Income(1) Average Yield Available-for-sale securities GAAP $ 6,751,460 $ 83,763 4.96% Mortgage loans held-for-sale GAAP 7,280 125 6.87% Adjustments to include other portfolio items: Mortgage servicing rights(2)(3) Non-GAAP 1,796,979 52,416 11.67% Agency derivatives(2)(4) Non-GAAP 111,159 5,079 18.28 % TBAs(2)(5) Non-GAAP 4,623,799 37,975 3.29 % Total portfolio Non-GAAP $ 13,290,677 $ 179,358 5.40% Financing Collateral Type Measure Average Outstanding Balance Expense(6) Average Cost Borrowings collateralized by available-for-sale securities GAAP $ 6,451,062 $ 73,310 4.55% Borrowings collateralized by mortgage loans held-for-sale GAAP 7,218 125 6.93 % Adjustments to include other financing items: Borrowings collateralized by mortgage servicing rights and advances GAAP 1,752,926 34,625 7.90 % Borrowings collateralized by Agency derivatives(4) GAAP 87,905 1,084 4.93 % Senior notes(7) GAAP 110,804 2,884 10.41 % Convertible senior notes(8) GAAP 261,221 4,517 6.92 % Interest rate swaps(2)(9) Non-GAAP (8,127) (0.24) % U.S. Treasury futures(2)(10) Non-GAAP (5,006) (0.15) % TBAs(2)(5) Non-GAAP 4,623,799 27,604 2.39 % Total financing Non-GAAP $ 13,294,935 $ 131,016 3.94 % Net Spread Measure Average Yield, less Cost Net spread on AFS securities and mortgage loans held-for-sale GAAP 0.42% Net spread on total portfolio Non-GAAP 1.46% 22 Q3-2025 Portfolio Yields and Financing Costs

Par Value ($ millions) Market Value ($ millions) Weighted Average CPR(1) % Prepay Protected(2) Amortized Cost Basis ($ millions) Gross Weighted Average Coupon Weighted Average Age (Months) 30-Year Fixed 4.0% $ 189 $ 181 3.4% 100.0% $ 195 4.5% 107 4.5% 1,117 1,091 7.8% 100.0% 1,117 5.2% 39 5.0% 1,467 1,468 9.0% 100.0% 1,490 5.8% 39 5.5% 815 828 10.5% 99.7% 825 6.4% 38 6.0% 1,586 1,632 6.7% 80.9% 1,626 6.9% 5 ≥ 6.5% 458 478 5.1% 88.2% 476 7.3% 7 5,632 5,678 7.8% 93.5% 5,729 6.2% 29 Other P&I(3) 649 647 0.1% — % 646 5.2% 14 IOs and IIOs(4) 2,540 153 10.0% — % 159 6.8% 42 Total Agency RMBS $ 8,821 $ 6,478 81.9% $ 6,534 ($ millions) Notional Amount Bond Equivalent Value(5) Through-the-Box Speeds(6) TBA Positions 4.0% $ — $ — 2.7% 4.5% (100) (97) 3.4% 5.0% 2,609 2,588 4.8% 5.5% 2,917 2,940 7.6% 6.0% (601) (615) 12.3% ≥ 6.5% (417) (431) 26.3 % Net TBA Position $ 4,408 $ 4,385 23 Agency RMBS Portfolio

Number of Loans Unpaid Principal Balance ($ millions) Gross Coupon Rate Current Loan Size ($ thousands) Loan Age (months) Original FICO(2) Original LTV 60+ Day Delinquencies 3-Month CPR Net Servicing Fee (bps) 30-Year Fixed < 3.25% 258,318 $ 76,737 2.8% $ 352 56 768 72% 0.5% 4.6% 25.1 3.25% - 3.75% 124,093 30,364 3.4% 313 69 753 74% 1.0% 5.8% 25.2 3.75% - 4.25% 82,509 15,950 3.9% 258 94 752 75% 1.2% 6.4% 25.3 4.25% - 4.75% 49,860 8,784 4.4% 255 90 739 77% 1.9% 6.5% 25.2 4.75% - 5.25% 36,003 8,407 5.0% 352 57 748 79% 1.7% 7.1% 25.2 > 5.25% 63,670 19,903 6.2% 416 29 751 80% 1.5% 10.1% 27.2 614,453 160,145 3.7% 338 61 759 74% 0.9% 5.9% 25.4 15-Year Fixed < 2.25% 18,397 4,057 2.0% 264 53 776 60% 0.3% 4.8% 25.0 2.25% - 2.75% 32,584 5,821 2.4% 223 57 772 59% 0.2% 6.1% 25.0 2.75% - 3.25% 26,702 2,870 2.9% 161 80 765 62% 0.3% 8.2% 25.2 3.25% - 3.75% 14,064 1,058 3.4% 122 96 755 64% 0.4% 9.8% 25.2 3.75% - 4.25% 6,503 440 3.9% 121 90 741 66% 0.8% 10.9% 25.3 > 4.25% 5,643 845 5.3% 297 34 750 64% 1.2% 16.4% 27.4 103,893 15,091 2.7% 216 63 768 61% 0.3% 7.2% 25.2 Total ARMs 1,692 585 5.2% 457 41 766 72% 0.6% 14.0% 25.2 Total Portfolio 720,038 $ 175,821 3.6% $ 328 61 759 73% 0.9% 6.0% 25.4 24 Mortgage Servicing Rights Portfolio(1)

$ millions Q3-2025 Q2-2025 Q1-2025 Q4-2024 Q3-2024 UPB at beginning of period $ 198,823 $ 196,773 $ 200,317 $ 202,052 $ 209,390 Bulk purchases of mortgage servicing rights — 6,385 — 2,063 2,573 Flow purchases of mortgage servicing rights 664 170 155 376 715 Originations/recapture of mortgage servicing rights 34 34 20 43 17 Sales of mortgage servicing rights (19,112) — — 3 (6,248) Scheduled payments (1,647) (1,637) (1,624) (1,647) (1,641) Prepaid (2,964) (2,914) (2,110) (2,545) (2,779) Other changes 23 12 15 (28) 25 UPB at end of period $ 175,821 $ 198,823 $ 196,773 $ 200,317 $ 202,052 25 Mortgage Servicing Rights UPB Roll-forward

9/30/2025 6/30/2025 Number of Loans Unpaid Principal Balance ($ millions) Number of Loans Unpaid Principal Balance ($ millions) Mortgage servicing rights 720,038 $ 175,821 805,261 $ 198,823 Subservicing(1) 135,706 30,204 59,361 11,106 Servicing administrator(2) 519 278 529 286 Mortgage loans held-for-sale(3) 41 12 32 10 Other assets — — 1 — Total serviced mortgage assets 856,304 $ 206,315 865,184 $ 210,225 26 Serviced Mortgage Assets

$ millions Outstanding Borrowings and Maturities(1) Repurchase Agreements Revolving Credit Facilities Warehouse Lines of Credit Senior Notes Convertible Notes Total Borrowings Percent (%) Within 30 days $ 2,236.0 $ — $ — $ — $ — $ 2,236.0 26.5% 30 to 59 days 710.8 — — — — 710.8 8.4% 60 to 89 days 3.5 — 8.4 — — 11.9 0.1% 90 to 119 days 967.5 — — — 261.4 1,228.9 14.6% 120 to 364 days 3,016.8 72.5 — — — 3,089.3 36.7 % One to three years 170.0 872.9 — — — 1,042.9 12.4 % Three to five years — — — 110.9 — 110.9 1.3% $ 7,104.6 $ 945.4 $ 8.4 $ 110.9 $ 261.4 $ 8,430.7 100.0 % Collateral Pledged for Borrowings Repurchase Agreements(2) Revolving Credit Facilities(2) Warehouse Lines of Credit Senior Notes Convertible Notes Total Collateral Pledged Percent (%) Available-for-sale securities, at fair value $ 6,193.7 $ — $ — n/a n/a $ 6,193.7 66.3 % Mortgage servicing rights, at fair value 1,069.1 1,550.5 — n/a n/a 2,619.6 28.0 % Mortgage loans held-for-sale, at fair value 3.7 — 8.7 n/a n/a 12.4 0.1 % Restricted cash 18.0 — 0.4 n/a n/a 18.4 0.2 % Due from counterparties 293.7 — — n/a n/a 293.7 3.1 % Derivative assets, at fair value 128.9 — — n/a n/a 128.9 1.4 % Other assets (includes servicing advances) — 82.8 — n/a n/a 82.8 0.9% $ 7,707.1 $ 1,633.3 $ 9.1 n/a n/a $ 9,349.5 100.0% 27 Financing

Type & Maturity Notional Amount ($M) Carrying Value ($M)(1) Weighted Average Months to Expiration U.S. Treasury futures 2 year $ (1,613.4) $ — 3.0 5 year (1,159.4) — 3.0 10 year (502.7) — 2.6 20 year 257.3 — 2.6 Eris SOFR swap futures 5 year (1,200.0) — 62.6 10 year (830.0) — 122.6 SOFR futures < 1 year — — — > 1 and < 2 years 291.8 — 20.5 > 2 and < 3 years (291.8) — 26.5 Total futures $ (5,048.2) $ — 32.7 28 Futures

Maturities Notional Amount ($M) Average Fixed Pay Rate Average Receive Rate Average Maturity (Years) Payers ≤ 1 year $ 3,803.1 4.050% 4.240% 0.5 > 1 and ≤ 3 years 3,296.3 3.473% 4.240% 2.1 > 3 and ≤ 5 years 3,108.3 3.576% 4.240% 4.4 > 5 and ≤ 7 years 2,111.1 3.752% 4.240% 6.3 > 7 and ≤ 10 years 1,641.2 3.892% 4.240% 9.6 > 10 years 1,214.3 3.967% 4.240% 17.9 $ 15,174.3 3.762% 4.240% 4.8 Maturities Notional Amount ($M) Average Pay Rate Average Fixed Receive Rate Average Maturity (Years) Receivers ≤ 1 year $ — — % — % — > 1 and ≤ 3 years 1,923.5 4.240% 3.875% 1.5 > 3 and ≤ 5 years 3,428.1 4.240% 3.413% 4.8 > 5 and ≤ 7 years 1,303.9 4.240% 3.525% 6.6 > 7 and ≤ 10 years 1,698.8 4.240% 3.811% 9.8 > 10 years 1,353.2 4.240% 3.732% 19.4 $ 9,707.5 4.240% 3.634% 7.3 29 Interest Rate Swaps

PAGE 3 - Quarterly Financials Overview 1. Economic return on book value is defined as the increase (decrease) in common book value from the beginning to the end of the given period, plus dividends declared to common stockholders in the period, divided by common book value as of the beginning of the period. 2. During the quarter ended September 30, 2025, the company recognized litigation settlement expense of $175.1 million related to the settlement agreement with the company’s former external manager, which is the difference between the $375.0 million cash payment made to the company’s former external manager, less the related loss contingency accrual recorded in the second quarter of $199.9 million. 3. Includes $9.1 billion in settled positions and $4.4 billion net TBA position, which represents the bond equivalent value of the company’s TBA position. Bond equivalent value is defined as notional amount multiplied by market price. TBA contracts accounted for as derivative instruments in accordance with GAAP. For additional detail on the portfolio, see slides 11 and 13, and Appendix slides 23 and 24. 4. Economic debt-to-equity is defined as total borrowings to fund Agency and non-Agency investment securities, MSR and related servicing advances and mortgage loans held-for-sale, plus the implied debt on net TBA cost basis and net payable (receivable) for unsettled RMBS, divided by total equity. PAGE 4 - Markets Overview 1. Source: Bloomberg, as of the dates noted. PAGE 5 - RoundPoint Operations Update 1. Number represents approximate pull-through adjusted UPB in originations pipeline. PAGE 6 - Book Value Summary 1. During the quarter ended September 30, 2025, the company recognized litigation settlement expense of $175.1 million related to the settlement agreement with the company’s former external manager, which is the difference between the $375.0 million cash payment made to the company’s former external manager, less the related loss contingency accrual recorded in the second quarter of $199.9 million. 2. Economic return on book value is defined as the increase (decrease) in common book value from the beginning to the end of the given period, plus dividends declared to common stockholders in the period, divided by common book value as of the beginning of the period. PAGE 7 - Comprehensive Income (Loss) Summary 1. Mark-to-Market Gains and Losses represents the sum of investment securities gain (loss) and change in accumulated other comprehensive income (OCI), net swap and other derivative gains (losses), and servicing asset gains (losses). See Appendix slide 21 for more detail. 2. During the quarter ended September 30, 2025, the company recognized litigation settlement expense of $175.1 million related to the settlement agreement with the company’s former external manager, which is the difference between the $375.0 million cash payment made to the company’s former external manager, less the related loss contingency accrual recorded in the second quarter of $199.9 million. PAGE 8 - Financing Profile 1. Source: Bloomberg. Represents the average spread between repurchase rates and the Secured Overnight Financing Rate (SOFR) over trailing three-month and six-month periods between Q3 2021 and Q3 2025 (as of September 30, 2025). PAGE 9 - Portfolio Composition and Risk Positioning 1. For additional detail on the portfolio, see slides 11 and 13, and Appendix slides 23 and 24. 2. Net TBA position represents the bond equivalent value of the company’s TBA position. Bond equivalent value is defined as notional amount multiplied by market price. TBA contracts are accounted for as derivative instruments in accordance with GAAP. 3. Economic debt-to-equity is defined as total borrowings to fund Agency and non-Agency investment securities, MSR and related servicing advances and mortgage loans held-for-sale, plus the implied debt on net TBA cost basis and net payable (receivable) for unsettled RMBS, divided by total equity. 4. Interest rate exposure represents estimated change in common book value for theoretical parallel shift in interest rates. 5. Spread exposure represents estimated change in common book value for theoretical parallel shifts in spreads. 30 End Notes

PAGE 10 - Agency RMBS Investment Landscape 1. Source: J.P. Morgan DataQuery. Data is model-based and represents universal mortgage-backed securities (UMBS) generic TBA spreads as of the dates noted. In 2023, J.P. Morgan updated their model affecting only 2023 data. 2. Spreads produced using prepayment speeds generated with The Yield Book® Software using internally calibrated prepayment dials. Data as of September 30, 2025. ZV Spread stands for zero volatility spread. PAGE 11 - Agency RMBS Portfolio 1. Specified pools include securities with implicit or explicit prepayment protection, including lower loan balances (securities collateralized by loans less than or equal to $300K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations, loans secured by investor-owned properties, and lower FICO scores, as well as securities without such protection, including large bank-serviced and others. 2. Represents UMBS generic TBA performance during the quarter. 3. Specified pool performance excludes (1) certain coupons in which we were not invested for the full duration of the quarter and (2) certain coupons with de minimis balances. 4. Specified pool market value by coupon as of September 30, 2025. 5. Three-month prepayment speeds of delivered TBA contracts; average of J.P. Morgan, Bank of America, and Citi data. PAGE 12 - MSR Investment Landscape 1. Source: RiskSpan and TWO’s internal estimates as of September 30, 2025. 2. TWO MSR 30-year fixed-rate UPB as of September 30, 2025 factor date; Freddie Mac’s Primary Mortgage Market Survey (PMMS) as of September 30, 2025. MSR portfolio based on the prior month-end's principal balance of the loans underlying the company's MSR, increased for current month purchases and excluding unsettled MSR on loans for which the company is the named servicer as well as MSR on loans recently settled for which transfer to the company is not yet complete. PAGE 13 - MSR Portfolio 1. MSR portfolio based on the prior month-end's principal balance of the loans underlying the company's MSR, increased for current month purchases. Portfolio metrics, other than fair value and UPB, represent averages weighted by UPB. 2. FICO represents a mortgage industry accepted credit score of a borrower. 3. MSR portfolio based on the prior month-end's principal balance of the loans underlying the company's MSR, increased for current month purchases and excluding unsettled MSR on loans for which the company is the named servicer as well as MSR on loans recently settled for which transfer to the company is not yet complete. 4. Three-month prepayment speeds of delivered TBA contracts; average of J.P. Morgan, Bank of America, and Citi data. PAGE 14 - Return Potential and Outlook 1. Capital allocated represents management’s internal allocation. Certain financing balances and associated interest expenses are allocated between investments based on management’s assessment of leverage ratios and required capital or liquidity to support the investment. 2. Market return estimates reflect static assumptions using quarter-end spreads and market data. 3. MSR balances are reduced by $10.0 billion UPB relative to the quarter end position to reflect MSR position after the sale settling October 31, 2025. 4. Includes Agency pools and TBA positions. TBA contracts accounted for as derivative instruments in accordance with GAAP. 5. Estimated return on invested capital reflects static return assumptions using quarter-end portfolio valuations. 6. Total expenses includes operating expenses and tax expenses within the company’s taxable REIT subsidiaries. 7. Preferred equity coupon represents the 5-year yield along the forward curve to account for floating rate resets. 8. Prospective quarterly static return estimate per basic common share reflects portfolio performance expectations given current market conditions and represents the comprehensive income attributable to common stockholders (net of dividends on preferred stock). 31 End Notes (continued)

PAGE 17 - Effective Coupon Positioning 1. Represents UMBS TBA market prices as of September 30, 2025. 2. Specified pools include securities with implicit or explicit prepayment protection, including lower loan balances (securities collateralized by loans less than or equal to $300K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations, loans secured by investor-owned properties, and lower FICO scores, as well as securities without such protection, including large bank-serviced and others. 3. MSR/Agency IO represents an internally calculated exposure of a synthetic TBA position and the current coupon equivalents of our MSR, including the effect of unsettled MSR, and Agency IO RMBS. 4. Spreads generated with The Yield Book® Software using internally calibrated dials. PAGE 18 - Risk Positioning 1. MSR/Agency IO RMBS includes the effect of unsettled MSR. 2. Other includes all other derivative assets and liabilities and borrowings. Other excludes TBAs, which are included in the Agency P&I RMBS/TBA category. 3. Bull Steepener/Bear Flattener is a shift in short-term rates that represents estimated change in common book value for theoretical non-parallel shifts in the yield curve. Analysis uses a +/- 25 basis point shift in 2- year rates while holding long-term rates constant. 4. Bull Flattener/Bear Steepener is a shift in long-term rates that represents estimated change in common book value for theoretical non-parallel shifts in the yield curve. Analysis uses a +/- 25 basis point shift in 10-year rates while holding short-term rates constant. 5. Parallel shift represents estimated change in common book value for theoretical parallel shift in interest rates. 6. Book value exposure to current coupon spread represents estimated change in common book value for theoretical parallel shifts in spreads. PAGE 19 - Markets Overview 1. Source: Bloomberg, US MBS Index Monthly Treasury Excess Return data as of dates noted. 2. Source: Bloomberg, as of dates noted. 3. Source: J.P. Morgan DataQuery. 4. Monthly prepay speeds from National Association of Realtors via Bloomberg and RiskSpan as of September 30, 2025. MSR portfolio based on the prior month-end's principal balance of the loans underlying the company's MSR, increased for current month purchases and excluding unsettled MSR on loans for which the company is the named servicer as well as MSR on loans recently settled for which transfer to the company is not yet complete. PAGE 20 - Financial Performance 1. Economic return on book value is defined as the increase (decrease) in common book value from the beginning to the end of the given period, plus dividends declared to common stockholders in the period, divided by the common book value as of the beginning of the period. 2. Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the relevant quarter. 32 End Notes (continued)

PAGE 22 - Q3-2025 Portfolio Yields and Financing Costs 1. Includes interest income, net of premium amortization/discount accretion, on Agency and non-Agency investment securities, servicing income, net of estimated amortization and servicing expenses, on MSR, and the implied asset yield portion of dollar roll income on TBAs. Amortization on MSR refers to the portion of change in fair value of MSR primarily attributed to the realization of expected cash flows (runoff) of the portfolio, which is deemed a non-GAAP measure due to the company’s decision to account for MSR at fair value. TBA dollar roll income is the non-GAAP economic equivalent to holding and financing Agency RMBS using short-term repurchase agreements. 2. As reported elsewhere in the company’s filings with the Securities and Exchange Commission, MSR, Agency derivatives, TBA, interest rate swap agreements and U.S. Treasury futures are reported at fair value in the company’s consolidated financial statements in accordance with GAAP, and the GAAP presentation and disclosure requirements for these items do not define or include the concepts of yield or cost of financing, amortized cost, or outstanding borrowings. 3. Amortized cost on MSR for a given period equals the net present value of the remaining future cash flows (obtained by applying original prepayment assumptions to the actual unpaid principal balance at the start of the period) using a discount rate equal to the original pricing yield. Original pricing yield is the discount rate which makes the net present value of the cash flows projected at purchase equal to the purchase price. MSR amortized cost is deemed a non-GAAP measure due to the company’s decision to account for MSR at fair value. 4. Represents inverse interest-only Agency RMBS which are accounted for as derivative instruments in accordance with GAAP. 5. Both the implied asset yield and implied financing benefit/cost of dollar roll income on TBAs are calculated using the average cost basis of TBAs as the denominator. TBA dollar roll income is the non-GAAP economic equivalent to holding and financing Agency RMBS using short-term repurchase agreements. TBAs are accounted for as derivative instruments in accordance with GAAP. 6. Includes interest expense and amortization of deferred debt issuance costs on borrowings under repurchase agreements (excluding those collateralized by U.S. Treasuries), revolving credit facilities, senior notes and convertible senior notes, interest spread income/expense and amortization of upfront payments made or received upon entering into interest rate swap agreements, and the implied financing benefit/cost portion of dollar roll income on TBAs. TBA dollar roll income is the non-GAAP economic equivalent to holding and financing Agency RMBS using short-term repurchase agreements. 7. Unsecured senior notes. 8. Unsecured convertible senior notes. 9. The cost of financing on interest rate swaps held to mitigate interest rate risk associated with the company’s outstanding borrowings is calculated using average borrowings balance as the denominator. 10. The cost of financing on U.S. Treasury futures held to mitigate interest rate risk associated with the company’s outstanding borrowings is calculated using average borrowings balance as the denominator. U.S. Treasury futures income is the economic equivalent to holding and financing a relevant cheapest-to-deliver U.S. Treasury note or bond using short-term repurchase agreements. PAGE 23 - Agency RMBS Portfolio 1. Weighted average actual one-month CPR released at the beginning of the following month based on RMBS held as of the preceding month-end. 2. Determination of the percentage of prepay protected 30-year fixed Agency RMBS includes securities with implicit or explicit prepayment protection, including lower loan balances (securities collateralized by loans less than or equal to $300K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations, loans secured by investor-owned properties, and lower FICO scores. 3. Other P&I includes 15-year fixed, Hybrid ARMs, CMO and DUS pools. 4. IOs and IIOs represent market value of $132.8 million of Agency derivatives and $20.2 million of interest-only Agency RMBS. Agency derivatives are inverse interest-only Agency RMBS, which are accounted for as derivative instruments in accordance with GAAP. 5. Bond equivalent value is defined as the notional amount multiplied by market price. TBA contracts accounted for as derivative instruments in accordance with GAAP. 6. Three-month prepayment speeds of delivered TBA contracts; average of J.P. Morgan, Bank of America, and Citi data. PAGE 24 - Mortgage Servicing Rights Portfolio 1. MSR portfolio excludes residential mortgage loans for which the company is the named servicing administrator. Portfolio metrics, other than fair value and UPB, represent averages weighted by UPB. 2. FICO represents a mortgage industry-accepted credit score of a borrower. 33 End Notes (continued)

PAGE 26 - Serviced Mortgage Assets 1. Off-balance sheet mortgage loans owned by third parties and subserviced by the Company. 2. Off-balance sheet mortgage loans owned by third parties for which the Company acts as servicing administrator (subserviced by appropriately licensed third-party subservicers). 3. Originated or purchased mortgage loans held-for-sale at period-end. PAGE 27 - Financing 1. As of September 30, 2025, outstanding borrowings had a weighted average of 5.8 months to maturity. 2. Repurchase agreements and revolving credit facilities secured by MSR and/or other assets may be over-collateralized due to operational considerations. PAGE 28 - Futures 1. Exchange-traded derivative instruments (futures and options on futures) require the posting of an “initial margin” amount determined by the clearing exchange, which is generally intended to be set at a level sufficient to protect the exchange from the derivative instrument’s maximum estimated single-day price movement. The company also exchanges “variation margin” based upon daily changes in fair value, as measured by the exchange. The exchange of variation margin is considered a settlement of the derivative instrument, as opposed to pledged collateral. Accordingly, the receipt or payment of variation margin is accounted for as a direct reduction to the carrying value of the exchange-traded derivative asset or liability. 34 End Notes (continued)